                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 2, 2005
                                   -----------
                Date of Report (Date of earliest event reported)


                       EXCHANGE NATIONAL BANCSHARES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Missouri                     0-23636                 43-1626350
            --------                     -------                 ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)


                 132 East High Street, Jefferson City, MO 65101
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (573) 761-6100
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 2, 2005, our Company, Exchange National Bancshares, Inc., completed its acquisition of 100% of the outstanding capital stock of Bank 10, a Missouri state bank with offices in the Missouri communities of Belton, Drexel, Harrisonville, Independence and Raymore. The press release that our Company used to announce the completion of this acquisition is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.

         The terms and conditions of the acquisition were provided in an Acquisition Agreement dated January 28, 2005 among our Company, Drexel Bancshares, Inc., and certain other persons and entities, which Acquisition Agreement was amended by an Agreement Altering Transaction Structure dated February 28, 2005 between our Company, Drexel Bancshares and the representative for the shareholders of Drexel Bancshares. A copy of the Acquisition Agreement was attached as Exhibit 2.1 to our Company's Current Report on Form 8-K dated February 28, 2005 and is incorporated herein by reference. A copy of the Agreement Altering Transaction Structure was attached as Exhibit 2.1.1 to our Company's Current Report on Form 8-K dated February 28, 2005 and is incorporated herein by reference.

         Under the terms of the Acquisition Agreement, as amended by an Agreement Altering Transaction Structure, the purchase price payable to Drexel Bancshares, Inc. for the outstanding capital stock of Bank 10 was an amount in cash equal to $32,862,000, plus (or minus) any amount by which the book value of Bank 10 as of the business day preceding the closing date was greater (or less) than $13,144,800, subject to further adjustments to eliminate any unrealized gain or loss in Bank 10's investment portfolio and to cause Bank 10's reserve for loan losses to be at least 1.1% of the amount of its outstanding loans. In applying these terms at the transaction closing, the purchase price for all of the outstanding shares of Bank 10's common stock was determined to be approximately $33,988,000. This amount was paid by our Company to Drexel Bancshares in cash at the May 2, 2005 transaction closing.

         The foregoing description of our Company's acquisition of Bank 10 does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement and the Agreement Altering Transaction Structure referred to above, each of which was previously filed with our Company's Current Report on Form 8-K dated February 28, 2005.

         Statements made in this report, including the exhibits hereto, that suggest our Company's or our management's intentions, hopes, beliefs, expectations, or predictions of the future constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and include statements suggesting that the acquisition would be accretive to our Company's earnings per share. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) revenues following the acquisition may be lower than expected; (ii) competitive pressure among depository institutions may increase significantly; (iii) costs related to the integration of Bank 10 may be greater than expected; (iv) changes in the interest rate environment may reduce interest margins; and (v) general economic conditions, either nationally or in our market, may be less favorable than expected. Additional information concerning factors that could cause actual results to differ materially from those projected in such forward-looking statements is contained from time to time in Exchange's quarterly and annual reports filed with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND OTHER EXHIBITS

(a)      Financial Statements of Business Acquired

         The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.



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(b)      Pro Forma Financial Information

         The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this report on Form 8-K must be filed.

(c)      Exhibits

         Exhibit No.                  Description
         -----------                  -----------
         2.1                          Acquisition Agreement, dated January 28,
                                      2005 among Exchange National Bancshares,
                                      Inc., 2005 Acquisition Company, Inc.,
                                      Drexel Bancshares, Inc., and the
                                      shareholders of Drexel Bancshares, Inc.
                                      (filed as Exhibit 2.1 to our Company's
                                      Current Report on Form 8-K dated February
                                      28, 2005 and incorporated herein by
                                      reference).

         2.1.1 Agreement Altering Transaction Structure, dated February 28, 2005, among Exchange
                                      National Bancshares, Inc., Drexel
                                      Bancshares, Inc., and the shareholder
                                      representative of the shareholders of
                                      Drexel Bancshares, Inc. (filed as Exhibit
                                      2.1.1 to our Company's Current Report on
                                      Form 8-K dated February 28, 2005 and
                                      incorporated herein by reference).

         99.1                         Press Release of Exchange National
                                      Bancshares, Inc. dated May 2, 2005.


                                      * * *


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXCHANGE NATIONAL BANCSHARES, INC.


Dated: May 2, 2005
                                       By: James E. Smith
                                           -------------------------------------
                                           James E. Smith
                                           Chairman & CEO



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                                  EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release of Exchange National Bancshares, Inc.
                             dated May 2, 2005.



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